OTHER LONG TERM ASSETS	12 Months Ended
Dec. 31, 2017
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
OTHER LONG TERM ASSETS
OTHER LONG TERM ASSETS

(in thousands of $)	2017	2016
Seller's credit receivable long-term portion	1,500	2,000
Deferred tax asset	294	343
Prepaid charterhire expenses (straight-lining of lease expense)	8,887	5,184
Other long term assets	10,681	7,527

With reference to Note 28, in the third quarter of 2015 eight vessels were sold and leased back from Ship Finance for a period of 10 years. The daily time charter rate is $17,600 during the first seven years and $14,900 in the remaining six years, including the three years optional period of the vessel owner. We have straight lined the total charterhire expense over the lease term of 13 years. An amount of $3.7 million was credited to charterhire expenses in 2017 (2016: $5.2 million), with the corresponding asset presented as part of other long term assets. We will begin to amortize this asset when the daily charter hire rate reduces in the third quarter of 2022.

The seller's credit receivable originates from a sale of a vessel in 2009. In 2016, the Company renegotiated the principal amount of the asset to $3.0 million and its repayment profile, with the interest rate set to 1% and the maturity date to December 31, 2019. As a result, the asset was re-measured at $3.0 million and a provision for uncollectible receivables of $1.8 million was recognized and subsequently written off. In 2017, 2016 and 2015, the Company recognized total interest income of $0.2 million, $0.2 million and $0.6 million, respectively

As of December 31, 2017, the outstanding seller's credit receivable falls due as follows:

(in thousands of $)
2018	500
2019	1,500
2020	—
2021	—
2022	—
Thereafter	—
2,000